UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

________________________

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia 000-22283 54-1829288

(State or other jurisdiction of (Commission (I.R.S. Employer incorporation) File Number) Identification No.)

________________________

102 S. Main Street, Culpeper, Virginia 22701

(Address of principal executive offices, including zip code)

________________________

Registrant's telephone number, including area code: (540) 829-1633

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Planters Bank and Trust Company of Va, Inc., a subsidiary of Virginia Financial Group, Inc., has appointed James T. Huerth to serve as President and Chief Executive Officer of Planters effective January 3, 2005.

An eighteen-year banking veteran of BB&T, Mr. Huerth was previously the Area Executive for BB&T in its North Georgia region. He is a 1984 graduate of North Carolina State University with a degree in Economics and Business Management. Mr. Huerth has been very active in numerous community activities and has served on the Boards of the North Carolina State Investment Fund and is a Trustee of Gainesville College, a member of the University of Georgia System.

On January 12, 2005, the Company issued a press release announcing Mr. Huerth's appointment. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

              Exhibit

              99.1 Virginia Financial Group, Inc. press release dated January 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA FINANCIAL GROUP, INC.

By: /s/ Jeffrey W. Farrar

Jeffrey W. Farrar

Executive Vice President

and Chief Financial Officer

January 13, 2005

EXHIBIT INDEX

Exhibit

99.1 Virginia Financial Group, Inc. press release dated January 12, 2005.

Exhibit 99.1

FOR IMMEDIATE RELEASE

DATE: January 12, 2005

CONTACT: Jeffrey W. Farrar, EVP & CFO

PHONE: (540) 829-1603

FAX: 540.825.0834

Planters Bank Affiliate Names New President

[Culpeper, Virginia] -- Virginia Financial Group, Inc. (NASDAQ -- VFGI) announced today that its Planters Bank & Trust affiliate has hired James T. Huerth as President and CEO of the Company. Mr. Huerth's hiring comes as part of a planned succession for William D. Stegall, immediate past President and CEO of Planters. Mr. Stegall has assumed a new role as Banking Consultant to Virginia Financial Group, Inc.(VFG), the parent company.

An eighteen-year banking veteran of BB&T, Mr. Huerth was previously the Area Executive for BB&T in its North Georgia region. He is a 1984 graduate of North Carolina State University with a degree in Economics and Business Management. Mr. Huerth has been very active in numerous community activities and has served on the Boards of the North Carolina State Investment Fund and is a Trustee of Gainesville College, a member of the University of Georgia System.

VFG is one of the largest Virginia-based community bank holding companies. VFG is the parent company for Planters Bank & Trust Company of Virginia -- in Staunton; Second Bank & Trust -- in Culpeper; Virginia Heartland Bank -- in Fredericksburg and Virginia Commonwealth Trust Company -- in Culpeper. The Company is a traditional community banking provider, offering a full range of business and consumer banking services including trust and asset management service via its trust company affiliate. The organization maintains a network of thirty-seven branches serving Central and Southwest Virginia. It also maintains five trust and investment service offices in its markets, and loan production offices located in Charlottesville and Lynchburg.